Security Information








Security Purchased


Cusip
245085AA3


Issuer
DEL LABORATORIES


Underwriters
Bear Stearns, JP Morgan, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
DLI FRN 11/1/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bear Stearns


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/20/2005


Total amount of offering sold to QIBs
185,000,000


Total amount of any concurrent public offering
0


Total
185,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B2/B


Current yield
9.23%


Benchmark vs Spread (basis points)
500 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
3,895,000
 $                 3,895,000
2.11%



Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.23%



Scudder Multi-Market Income Trust
Chicago
225,000
 $                   225,000
0.12%



Scudder Strategic Income Fund
Chicago
290,000
 $                   290,000
0.16%



Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.03%



Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.17%



SVS II High Income Portfolio
Chicago
650,000
 $                   650,000
0.35%



SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.04%



SVS II Total Return Portfolio
Chicago
105,000
 $                   105,000
0.06%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
660,000
 $                   660,000
0.36%



Scudder Limited-Duration Plus Fund
New York
35,000
 $                     35,000
0.02%



Total

6,805,000
 $                 6,805,000
3.68%



















Security Information








Security Purchased


Cusip
428040BX6


Issuer
HERTZ CORP


Underwriters
DBSI, Goldman Sachs, JP Morgan, Lehman
Brothers, Merrill Lynch, BNP Paribas, Calyon,
Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
HTZ 8.875% 1/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BNP Paribas


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering sold to QIBs
1,800,000,000


Total amount of any concurrent public offering
0


Total
1,800,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
8.88%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     75,000
 $                     75,000
0.04%



SVS I Bond Portfolio
Boston
 $                     20,000
 $                     20,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
 $               11,095,000
 $               11,095,000
6.00%



Scudder High Income Trust
Chicago
 $                 1,215,000
 $                 1,215,000
0.66%



Scudder Multi-Market Income Trust
Chicago
 $                   650,000
 $                   650,000
0.35%



Scudder Strategic Income Fund
Chicago
 $                   785,000
 $                   785,000
0.42%



Scudder Strategic Income Trust
Chicago
 $                   160,000
 $                   160,000
0.09%



Scudder Total Return Fund
Chicago
 $                   960,000
 $                   960,000
0.52%



SVS II High Income Portfolio
Chicago
 $                 1,950,000
 $                 1,950,000
1.05%



SVS II Strategic Income Portfolio
Chicago
 $                   200,000
 $                   200,000
0.11%



SVS II Total Return Portfolio
Chicago
320,000
 $                   320,000
0.17%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     70,000
 $                     70,000
0.04%



New York Funds







Scudder High Income Plus Fund
New York
 $                 1,930,000
 $                 1,930,000
1.04%



Scudder Limited-Duration Plus Fund
New York
 $                     90,000
 $                     90,000
0.05%



Total

19,520,000
 $               19,520,000
10.55%



















Security Information








Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH AMERICA


Underwriters
DBSI, Goldman Sachs, JP Morgan, CSFB, Lehman
Brothers, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
MRNTV 7.375% 12/31/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
 $                     15,000
 $                     15,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
 $                 2,220,000
 $                 2,220,000
1.20%



Scudder High Income Trust
Chicago
 $                   145,000
 $                   145,000
0.08%



Scudder Multi-Market Income Trust
Chicago
 $                   130,000
 $                   130,000
0.07%



Scudder Strategic Income Fund
Chicago
 $                   155,000
 $                   155,000
0.08%



Scudder Strategic Income Trust
Chicago
 $                     30,000
 $                     30,000
0.02%



Scudder Total Return Fund
Chicago
 $                   195,000
 $                   195,000
0.11%



SVS II High Income Portfolio
Chicago
 $                   395,000
 $                   395,000
0.21%



SVS II Strategic Income Portfolio
Chicago
 $                     40,000
 $                     40,000
0.02%



SVS II Total Return Portfolio
Chicago
 $                     65,000
 $                     65,000
0.04%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     10,000
 $                     10,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
 $                   390,000
 $                   390,000
0.21%



Scudder Limited-Duration Plus Fund
New York
 $                     20,000
 $                     20,000
0.01%



Total

3,810,000
 $                 3,810,000
2.06%